1 United Stationers Inc. Earnings Presentation Second Quarter 2012 July 23, 2012 Exhibit 99.2

Forward Looking Statements and
Non-GAAP Measures
July 23, 2012
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to the following: prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers;
continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key vendors at competitive prices; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs;
United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect
United’s results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this presentation is made as of this date only, and the company does not undertake to update any forward-looking statement. Investors are advised to consult any further disclosure by
United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website
(www.unitedstationers.com) under the Investor Information section.  Except as noted, all references within this presentation to financial results are presented in accordance with U.S. Generally Accepted Accounting Principles.
Certain prior-period amounts have been reclassified to conform to the current presentation.

Q2 2012 Headlines
Sales increased 1.5% from Q2 2011 to $1.3 billion.
Earnings per diluted share were $0.66, compared to an adjusted Q2 2011
EPS of $0.59*.
Gross margin rate of 14.8% was up from 14.7% last year.
Operating expenses in Q2 2012 were $137.9 million, compared to an adjusted $132.0 million* in the prior-year quarter, and were 10.8% of sales, up from 10.5%* of sales in the prior-year quarter.
Operating income as a percent of sales was 3.9%, down from last year’s adjusted 4.2%*.
Net income was $27.0 million, compared to an adjusted $27.5 million* in
Q2 2011.
During the quarter, the Company repurchased 0.7 million shares for $20.7 million and paid a cash dividend of $5.4 million to common shareholders.
July 23, 2012

Second Quarter 2012 P&L
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ Millions (except EPS) QTD Q2 2012 QTD Q2 2012 QTD Q2 2011 QTD Q2 2011 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,275.7 $      1,256.6 $      19.1 $       1.5%
Gross Margin 188.2 14.76% 184.2 14.66% 4.0 2.2% 10
Operating Expense 137.9 10.82% 136.4 10.86% (1.5) (1.1%) 4
Operating Income 50.3 3.94% 47.8 3.80% 2.5 5.2% 14
Interest & Other 7.1 0.55% 6.7 0.53% (0.4) (5.5%) (2)
Taxes 16.2 1.28% 16.3 1.30% 0.1 0.8% 2
Net Income 27.0 $          2.11% 24.8 $          1.98% 2.2 $         8.8% 13
Diluted Shares (000s) 40,887 46,340
Diluted EPS 0.66 $          0.54 $          0.12 $       22.2%
Adjusted to exclude non-operating items *
Adjusted Operating Expense 137.9 $        10.82% 132.0 $        10.51% (5.9) $        (4.5%) (31)
Adjusted Operating Income 50.3 3.94% 52.2 4.15% (1.9) (3.6%) (21)
Adjusted Net Income 27.0 2.12% 27.5 2.19% (0.5) (1.8%) (7)
Adjusted Diluted EPS 0.66 $          0.59 $          0.07 $       11.9%
July 23, 2012

YTD 2012 Headlines
Sales increased 2.1% from YTD June 2011 to $2.5 billion.
Adjusted earnings per diluted share were $1.11*, compared to an adjusted
YTD June 2011 EPS of $1.07*.
Gross margin rate of 14.5% was down from 14.7% last year.
Adjusted operating expenses YTD June 2012 were $281.0 million*, compared to an adjusted $272.8 million* in the prior-year period, and were
11.0%* of sales, up from 10.9%* of sales in the prior-year period.
Adjusted operating income as a percent of sales was 3.5%*, down from last year’s adjusted 3.8%*.
Adjusted net income was $46.0 million*, compared to an adjusted $49.6 million* in YTD June 2011.
Net cash provided by operating activities was $48.3 million YTD June
2012.
Debt was up $30.4 million from December 31, 2011 to $527.1 million.
During the year, the Company repurchased 1.8 million shares for $54.3 million and paid a cash dividend of $10.8 million to common shareholders.
July 23, 2012

YTD 2012 P&L
% to sales change
$ Millions (except EPS) $ % to Sales $ % to Sales $ change % change Unfav
YTD Q2 2012 YTD Q2 2012 YTD Q2 2011 YTD Q2 2011 Fav (Unfav) Fav (Unfav) basis points
Net Sales 2,547.4 $      2,494.1 $      53.3 $       2.1%
Gross Margin 369.2 14.49% 366.6 14.70% 2.6 0.7% (21)
Operating Expense 287.3 11.28% 278.8 11.18% (8.5) (3.0%) (10)
Operating Income 81.9 3.21% 87.8 3.52% (5.9) (6.7%) (31)
Interest & Other 14.2 0.56% 13.4 0.54% (0.8) (6.0%) (2)
Taxes 25.6 1.01% 29.1 1.17% 3.5 11.8% 16
Net Income 42.1 $          1.65% 45.3 $          1.82% (3.2) $        (7.2%) (17)
Diluted Shares (000s) 41,626 46,470
Diluted EPS 1.01 $          0.97 $          0.04 $       4.1%
Adjusted to exclude non-operating items *
Adjusted Operating Expense 281.0 $        11.03% 272.8 $        10.94% 8.2 $         3.0% (9)
Adjusted Operating Income 88.2 3.46% 93.9 3.76% (5.7) (6.1%) (30)
Adjusted Net Income 46.0 1.81% 49.6 2.00% (3.6) (7.2%) (19)
Adjusted Diluted EPS 1.11 $          1.07 $          0.04 $       3.7%
July 23, 2012

Sales by Product Category – Q2 2012
July 23, 2012
Technology
32%
Office Products
27%
Janitorial/
Breakroom
26%
Furniture
7%
Industrial
8%
Q2 2012
growth (decline)
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline)
Q2 2012 Q1 2012 Q4 2011 Q3 2011 Q2 2011
Category vs Q2 2011 vs Q1 2011 vs Q4 2010 vs Q3 2010 vs Q2 2010
Technology (2.8%) (6.2%) (4.9%) (0.5%) (6.2%)
Office Products (0.8%) 1.8% (1.0%) (0.6%) 4.9%
Janitorial/
Breakroom 5.8% 12.0% 10.8% 10.6% 11.5%
Industrial 13.2% 21.3% 23.4% 23.7% 20.5%
Furniture 0.3% 0.8% (11.3%) (9.7%) (3.8%)

Sales by Channel – Q2 2012
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q2 2012 Q1 2012 Q4 2011 Q3 2011 Q2 2011
Channel vs Q2 2011 vs Q1 2011 vs Q4 2010 vs Q3 2010 vs Q2 2010
Independent
& Other
3.6% 6.0% 4.6% 5.7% 4.4%
Nationals (12.2%) (14.9%) (17.5%) (12.1%) (5.6%)
Independent
& Other
88%
Nationals
12%
Q2 2012
July 23, 2012

Gross Margin
July 23, 2012
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12
Dollars
$182.4 $184.2 $199.7 $173.7 $180.9 $188.3
Rate
14.7% 14.7% 15.3% 14.5% 14.2% 14.8%
10.0%
12.5%
15.0%
17.5%
20.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0
dollars in millions

Adjusted Operating Expense*
dollars in millions
Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 * Q2 12
Dollars $140.7 $132.0 $135.1 $128.6 $143.1 $137.9
Rate 11.4% 10.5% 10.3% 10.7% 11.3% 10.8%
7.5%
10.0%
12.5%
15.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
July 23, 2012

11 July 23, 2012 11
Adjusted Operating Income*
11 July 23, 2012
dollars in millions
Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 * Q2 12
Dollars $41.6 $52.2 $64.6 $45.2 $37.8 $50.3
Rate 3.4% 4.2% 4.9% 3.8% 3.0% 3.9%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0

Adjusted Earnings per Share* Adjusted Earnings per Share*
shares in millions
Q1 11 * Q2 11 * Q3 11 Q4 11 * Q1 12 * Q2 12
EPS
$0.47 $0.59 $0.81 $0.64 $0.45 $0.66
Diluted Shares 46.656 46.340 44.202 43.010 42.420 40.887
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
July 23, 2012

Working Capital Summary
July 23, 2012
$ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012
Accounts Receivable 648.1 $        669.5 $        699.2 $        659.2 $        642.0 $        655.0 $
Inventories (LIFO) 636.2 632.1 615.5 741.5 672.3 692.9
Accounts Payable 422.4 443.5 410.8 499.3 433.7 446.6
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12
Net Trade A/R DSO 41 41 42 42 40 40
Inventory Turns 6.4 6.8 7.1 6.1 6.2 6.4
A/P as % Inventory (LIFO) 66% 70% 67% 67% 65% 64%
A/P as % Inventory (FIFO) 58% 61% 58% 60% 56% 56%

Cash Flows
July 23, 2012
QTD QTD QTD QTD QTD QTD 2012
$ Millions
Q1 11 Q2 11 Q3 11 Q4 11 2011 Q1 12 Q2 12 YTD
Net Income 20.4 $          24.9 $          35.8 $          27.9 $          109.0 $        15.1 $          27.0 $          42.1 $
Depreciation & Amortization 9.0 8.9 8.7 8.4 35.0 8.8 9.0 17.8
Share-based compensation 3.7 6.7 2.7 2.6 15.7 1.9 1.3 3.2
Writedown on impaired assets 1.6 - - - 1.6 - - -
Change in Accounts Receivable (19.8) (21.3) (30.6) 40.0 (31.7) 17.6 (13.2) 4.4
Change in Inventory 48.2 4.3 15.2 (126.1) (58.4) 70.0 (21.1) 48.9
Change in Accounts Payable 1.0 21.0 (33.1) 88.5 77.4 (65.3) 12.8 (52.5)
Change in Other Working Capital (18.7) (3.3) 21.7 (17.0) (17.3) (2.4) 5.4 3.0
Change in Working Capital 10.7 0.7 (26.8) (14.6) (30.0) 19.9 (16.1) 3.8
Other (4.4) (8.9) 5.8 6.6 (0.9) (17.8) (0.8) (18.6)
Adjusted cash provided by operating
activities 41.0 32.3 26.2 30.9 130.4 27.9 20.4 48.3
Capital Expenditures (9.8) (6.4) (4.6) (7.2) (28.0) (4.5) (5.8) (10.3)
Proceeds from disposition of fixed assets - - 0.1 - 0.1 0.1 0.0 0.1
Net cash used for capital expenditures * (9.8) (6.4) (4.5) (7.2) (27.9) (4.4) (5.8) (10.2)
Free Cash Flow * 31.2 $          25.9 $          21.7 $          23.7 $          102.5 $        23.5 $          14.6 $          38.1 $

Debt and Capitalization
July 23, 2012
$ Millions 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012
Debt 441.8 $     441.8 $     489.7 $     496.8 $     512.2 $     527.1 $
Equity 769.7 752.7 721.2 704.7 682.6 689.2
Total capitalization 1,211.5 $   1,194.5 $   1,210.9 $   1,201.5 $   1,194.8 $   1,216.3 $
Debt-to-total capitalization 36.5% 37.0% 40.4% 41.3% 42.9% 43.3%